SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 27, 2001


                                 EZENIA! INC.
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              (Exact Name of Registrant as Specified in Charter)



  DELAWARE                            0-25882                  04-3114212
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(State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)          File Number)             Identification No.)


             Northwest Park, 63 Third Avenue, Burlington, MA 01803
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (718) 229-2000
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This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified or qualified by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expressions (and variants of such words or expressions). The forward-looking statements contained herein represent the judgment of Ezenia! Inc. (the "Company)" as of the date of this Current Report on Form 8-K and the Company cautions against the placement of undue reliance on such statements. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed in the Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on March 12, 2001. These risks include, among others, acquisition and transition challenges and other risks relating to the combination of separate businesses.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On March 27, 2001, pursuant to an Asset Purchase Agreement dated as of December 28, 2000 (the "Purchase Agreement"), the Company acquired all of the operating assets and intellectual property used by the Electronic Systems division of General Dynamics Government Systems Corporation ("General Dynamics") in the conduct of its InfoWorkSpace(TM) products and technology business.

       The InfoWorkSpace(TM) product line is a secure, collaborative, server-based software system to build and organize on-line meeting places where they can meet and collaborate on projects in real-time. Currently, these products are used primarily by government organizations, including Defense Department agencies and the Intelligence Community.

       Pursuant to the Purchase Agreement, the Company paid General Dynamics $12 million in cash and 400,000 shares of the Company's common stock, and has agreed to pay an additional $5 million in cash in installments through January 2002. The 400,000 shares are accompanied by an option allowing General Dynamics to require the Company to repurchase the shares, at a price of $10 per share, in installments beginning in December 2001. The put right expires on December 31, 2002 or at such time as the last reported closing price of the common stock as reported on the Nasdaq National Market has been equal to or greater than $11.00 per-share for fifteen (15) consecutive trading days.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Financial Statements of Business Acquired

       Financial information required by this item will be filed by amendment to this initial report no later than 60 days after the date an initial report must be filed with the Securities and Exchange Commission.

(b)    Pro forma Financial Information

       Pro forma financial information required by this item will be filed by amendment to this initial report no later than 60 days after the date an initial report must be filed with the Securities and Exchange Commission.

(c)    Exhibits

Exhibit 2.1 Asset Purchase Agreement, dated as of December 28, 2000 between the Company and General Dynamics, as amended. (Incorporated by reference to Exhibit 10.20 to the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 12, 2001.)




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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EZENIA! INC.

					     /s/ Stephen G. Bassett
Dated: April 11, 2001                  By:  ________________________________
                                       	     Stephen G. Bassett
                                      	     Chief Financial Officer